INTERIM CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2021	Jun. 30, 2020
Income Statement [Abstract]
Revenues	$ 136,891	$ 118,298
Cost of revenues	94,860	87,786
Gross profit	42,031	30,512
Operating expenses:
Research and development, net	14,965	14,060
Sales and Marketing	15,933	16,473
General and administrative	10,290	9,441
Total operating expenses	41,188	39,974
Operating income (loss)	843	(9,462)
Financial expenses and others, net	2,853	1,772
Loss before taxes on income	(2,010)	(11,234)
Taxes on income	872	780
Equity loss in affiliates		343
Net loss	$ (2,882)	$ (12,357)
Basic and diluted net loss per share	$ (0.03)	$ (0.15)
Weighted average number of shares used in computing basic and diluted net loss per share	83,006,047	80,889,022